SHARE-BASED COMPENSATION - Key Assumptions Used to Calculate Grant-date Fair Values (Details) - PSUs - € / shares	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure of terms and conditions of share-based payment arrangement [line items]
Grant date share price (in Euros per share)	€ 122.60	€ 113.70	€ 66.85
Expected volatility (percent)	26.50%	16.70%	17.40%
Dividend yield (percent)	0.83%	0.90%	1.20%
Risk-free rate (percent)	0.00%	0.00%	0.00%